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                                                                      EXHIBIT 99


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Marshall D. Sorokwasz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Impreso, Inc. as amended on Form 10-Q/A for the quarterly period ended May 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Impreso, Inc.

                                          By: /s/ Marshall D. Sorokwasz
                                             ----------------------------------
                                          Name: Marshall D. Sorokwasz
                                          Title: Chief Executive Officer


I, Susan Atkins, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Impreso, Inc. as amended on Form 10-Q/A for the quarterly period ended May 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Impreso, Inc.


                                          By: /s/ Susan Atkins
                                             -----------------------------------
                                          Name: Susan Atkins
                                          Title: Chief Financial Officer